Taxation	12 Months Ended
Dec. 31, 2022
Taxation [Abstract]
TAXATION
11.	TAXATION

Cayman Islands

The Company is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

Hong Kong

In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. In March 2018, the Hong Kong Government introduced a two-tiered profit tax rate regime by enacting the Inland Revenue (Amendment) (No.3) Ordinance 2018 (the “Ordinance”). Under the two-tiered profits tax rate regime, the first HK dollar 2 million of assessable profits of qualifying corporations is taxed at 8.25% and the remaining assessable profits at 16.5%. The Ordinance is effective from the year of assessment 2018-2019. According to the policy, if no election has been made, the whole of the taxpaying entity’s assessable profits will be chargeable to Profits Tax at the rate of 16.5% or 15%, as applicable. Because the preferential tax treatment is not elected by the Group, all the subsidiaries registered in Hong Kong are subject to income tax at a rate of 16.5%. Payments of dividends by the subsidiary to the Company are not subject to withholding tax in Hong Kong.

PRC

Generally, the Group’s WFOE, VIE and subsidiaries of VIE, which are considered PRC resident enterprises under PRC tax law, are subject to enterprise income tax on their worldwide taxable income as determined under PRC tax laws and accounting standards at a rate of 25%.

In accordance with the implementation rules of EIT Laws, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15%. The HNTE certificate is effective for a period of three years. An entity could re-apply for the HNTE certificate when the prior certificate expires. The Company’s subsidiary, Shanghai Zhizhen, is eligible to enjoy a preferential tax rate of 15% from 2020 to 2022 to the extent it has taxable income under the EIT Law.

Guizhou Xiao-I was qualified as an eligible software enterprise before the income tax year-end final settlement in 2017. As a result of this qualification, it is entitled to a tax holiday of a full exemption for the years ended December 31, 2017 and 2018, in which its taxable income is greater than zero, followed by a three-year 50% exemption. In 2022, the tax holiday has expired and Guizhou Xiao-I applied qualification of HNTE, which allows Guizhou Xiao-i to enjoy a preferential tax rate of 15% from 2022 to 2024.

The benefit of the preferred tax treatment on net income per share (basic and diluted) was $0.02 for the year ended December 31, 2021. No benefit of preferred tax treatment on net loss per share (basic and diluted) for the years ended December 31, 2020 and 2022.

In general, the PRC tax authority has up to five years to conduct examinations of the Company’s tax filings. Accordingly, the PRC subsidiaries’ and the VIE and subsidiaries of the VIE’s tax years 2016 through 2021 remain open to examination by the taxing jurisdictions. According to PRC tax regulations, the PRC net operating loss can generally carry forward for no longer than five years starting from the year subsequent to the year in which the loss was incurred, and that of high-tech enterprises is no more than 10 years. Carryback of losses is not permitted.

The income tax provision consists of the following components:

	For the years ended December 31,
	2020	2021	2022
Current income tax expenses	$-	$17,687	$2
Deferred income tax (benefits) expenses	(235,854)	534,668	660,653
Total income tax (benefits) expenses	$(235,854)	$552,355	$660,655

A reconciliation between the Group’s actual provision for income taxes and the provision at the PRC, mainland statutory rate is as follows:

	For the years ended December 31,
	2020	2021	2022
(Loss)/income before income tax	$(7,291,896)	$3,917,357	$(5,344,659)
(Loss)/Income tax expense at statutory tax rate	(1,822,974)	979,339	(1,336,164)
Additional deduction for R&D expenses	(343,193)	(1,005,733)	(1,087,622)
Investment loss	51,874	39,158	35,795
Non-deductible expenses	33,392	41,679	278,277
Tax effect of tax rate in a different jurisdiction	13,058	134,570	51,119
Effect of preferential tax rates	157,236	(356,448)	5,259
Deferred tax effect of tax rate change	-	-	538,660
Change in valuation allowance	459,885	719,790	1,697,503
Write-off of NOL	1,214,868	-	477,828
Income tax (benefit) expense	$(235,854)	$552,355	$660,655

The significant components of the net deferred tax assets are summarized below:

	As of December 31,
	2021	2022
Deferred tax assets:
Tax losses	$6,239,757	$4,475,379
Allowance for doubtful accounts	773,701	1,053,028
Accrued expenses	257,966	716,673
Impairment	310,430	301,150
Non-deductible education expense	818	756
Lease liabilities	191,758	112,203
Amortization of intangible assets	-	972,696
Valuation allowance	(2,685,373)	(3,611,707)
Total deferred tax assets	$5,089,057	$4,020,178
Deferred tax liabilities:
Right-of-use assets	(182,770)	(131,604)
Deferred tax assets, net	$4,906,287	$3,888,574

As of December 31, 2021 and 2022, the Group had net operating loss carryforwards of approximately $36,288,770 and $28,198,108, respectively, which arose from the Group’s subsidiaries, the VIE and the VIE’s subsidiaries established in the PRC and Hong Kong. As of December 31, 2021 and 2022, deferred tax assets from the net operating loss carryforwards amounted to $6,239,757 and $4,475,379, respectively. Due to the Group’s history of recurrent losses, the management did not expect the subsidiaries of VIE will generate enough profit to utilize the deferred tax assets in the future. The Group has recognized an increase to the valuation allowance of $570,253, $810,159 and $1,723,347 for the years ended December 31, 2020, 2021 and 2022, respectively.

Changes in valuation allowance are as follows:

	As of December 31,
	2021	2022
Balance at the beginning of the year	$1,911,048	$2,685,373
Current year addition	810,159	1,723,347
Current year reduction	(90,370)	(25,844)
Deferred tax effect of tax rate change	-	(538,660)
Exchange rate effect	54,536	(232,509)
Balance at the end of the year	$2,685,373	$3,611,707

As of December 31, 2022, net operating loss carryforwards from PRC will expire, if unused, in the following amounts:

2023	$322,766
2024	897,460
2025	380,244
2026	407,436
2027	913,779
Thereafter	21,417,987
Total	$24,339,672

As of December 31, 2022, net operating loss from HK will carry forward indefinitely, in the following amounts:

Net operating loss carryforwards indefinitely	3,858,436
Total	$3,858,436